SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):    August 28, 2003


                           Alliant Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                          1-9894                      39-1380265
---------------                  ----------------            -------------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


               4902 North Biltmore Lane, Madison, Wisconsin 53718
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 458-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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     On August 28, 2003, Alliant Energy Corporation (the "Company") issued a press release announcing that its Chief Financial Officer, Thomas M. Walker, has resigned to pursue other business opportunities and that the Company named Eliot
G. Protsch, its Executive Vice President - Energy Delivery and President, Interstate Power and Light Company to serve as interim Chief Financial Officer, effective September 1, 2003. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99.1) Alliant Energy Corporation Press Release dated August 28, 2003.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANT ENERGY CORPORATION



Date:  August 28, 2003                  By: /s/ John E. Kratchmer
                                           -------------------------------------
                                            John E. Kratchmer
                                            Vice President, Controller and Chief
                                            Accounting Officer




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



                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated August 28, 2003


Exhibit
Number
-------

 (99.1)         Alliant Energy Corporation press release dated August 28, 2003.




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